BAYWOOD SOCIALLYRESPONSIBLE FUND (the “Fund”)

Supplement dated February 16, 2016 to the Prospectus dated January 8, 2016

1.
The table entitled “Average Annual Total Returns” and the accompanying footnotes and explanatory text in the section entitled “Performance Information,” of the Prospectus are hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns
(For the periods ended December 31, 2015)

	1 Year	5 Years	10 years
Institutional Shares - Return Before Taxes	-9.90%	6.65%	3.87%
Institutional Shares - Return After Taxes on Distributions	-12.21%	4.94%	2.82%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	-4.67%	5.13%	3.04%
Investor Shares – Return Before Taxes	-9.99%	6.42%	3.62%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses or taxes)	0.94%	12.26%	7.22%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-3.83%	11.27%	6.16%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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For more information, please contact a Fund customer service representative toll free at (855) 409-2297.

PLEASE RETAIN FOR FUTURE REFERENCE.